                                                                    EXHIBIT 1(m)


                   SIXTEENTH AMENDMENT DATED JANUARY 31, 2003

            TO JANUS ASPEN SERIES TRUST INSTRUMENT DATED MAY 19, 1993

         Pursuant to authority granted by the Trustees, Schedule A of the Trust Instrument is amended as follows to reflect the addition of Institutional Shares class of Mid Cap Value Portfolio:

                                           SCHEDULE A
         Series of the Trust                                                    Available Classes
         -------------------                                                    -----------------
         Aggressive Growth Portfolio                                            Institutional Shares
                                                                                Service Shares

         Balanced Portfolio                                                     Institutional Shares
                                                                                Service Shares

         Capital Appreciation Portfolio                                         Institutional Shares
                                                                                Service Shares

         Core Equity Portfolio                                                  Institutional Shares
                                                                                Service Shares

         Flexible Income Portfolio                                              Institutional Shares
                                                                                Service Shares

         Global Life Sciences Portfolio                                         Institutional Shares
                                                                                Service Shares

         Global Technology Portfolio                                            Institutional Shares
                                                                                Service Shares
                                                                                Service II Shares

         Growth Portfolio                                                       Institutional Shares
                                                                                Service Shares

         Growth and Income Portfolio                                            Institutional Shares
                                                                                Service Shares

         International Growth Portfolio                                         Institutional Shares
                                                                                Service Shares
                                                                                Service II Shares

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
         International Value Portfolio                                          Service Shares

         Mid Cap Value Portfolio                                                Institutional Shares
                                                                                Service Shares

         Money Market Portfolio                                                 Institutional Shares
                                                                                Service Shares

         Small Cap Value Portfolio                                              Service Shares

         Strategic Value Portfolio                                              Institutional Shares
                                                                                Service Shares

         Risk-Managed Large Cap Core Portfolio                                  Service Shares

         Risk-Managed Large Cap Growth Portfolio                                Service Shares

         Worldwide Growth Portfolio                                             Institutional Shares
                                                                                Service Shares
                                                                                Service II Shares


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